EXHIBIT 24


                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K, into The Cosmetic Center's previously filed Registration Statement on Form S-8, File No. 33-39846.


                                                        /S/ ARTHUR ANDERSEN LLP

Washington, D.C.,
  December 18, 1995

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